-------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 11, 2005


                        ANNALY MORTGAGE MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                       1-13447                  22-3479661
     ----------------                 -----------                ----------
State or Other Jurisdiction           (Commission             (I.R.S. Employer
     Of Incorporation)                File Number)           Identification No.)


1211 Avenue of the Americas
        Suite 2902
    New York, New York                                                  10036
----------------------------                                          ---------
  (Address of Principal                                               (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into A Material Definitive Agreement.

         On May 11, 2005, Annaly Mortgage Management, Inc. entered into an amended and restated sales agency agreement (the "Agreement") with UBS Securities LLC (the "Agent"), relating to the sale of 11,750,000 shares of common stock, par value $0.01 per share, from time to time through the Agent. Sales of the shares, if any, will be made by means of ordinary brokers' transaction on the New York Stock Exchange. The Agent will be entitled to a commission equal to 2.50% of the gross sales price per share.


Item 9.01   Financial Statements and Exhibits

     (c)    Exhibits

     1. Amended and Restated Sales Agency Agreement, dated May 11, 2005, between Annaly Mortgage Management, Inc. and UBS Securities LLC

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ANNALY MORTGAGE MANAGEMENT, INC.



                                       By: /s/Kathryn Fagan
                                           -------------------------------------
                                           Name:  Kathryn Fagan
                                           Title: Chief Financial Officer



Dated: May 12, 2005

                                                                  EXECUTION COPY



                        ANNALY MORTGAGE MANAGEMENT, INC.

                        11,750,000 Shares of Common Stock
                           (par value $.01 per share)

               SECOND AMENDED AND RESTATED SALES AGENCY AGREEMENT

May 11, 2005

UBS SECURITIES LLC
299 Park Avenue
New York, New York  10171

Ladies and Gentlemen:

         Annaly  Mortgage   Management,   Inc.,  a  Maryland   corporation  (the
"Company"), confirms its agreement with UBS Securities LLC (the "Agent"), as follows:

         Section 1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell from time to time through the Agent, as sales agent, up to 11,750,000 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), on the terms set forth in Section 3 of this Amended and Restated Sales Agency Agreement (this "Agreement").

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-120920), including a prospectus, with respect to the Shares, which amends pursuant to Rule 429 of the Securities Act, the Company's registration statement on Form S-3 (File No. 333-105987), which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). Except where the context otherwise requires, the registration statement, as it may have heretofore been amended, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) filed with the Commission pursuant to Rule 424(b) under the Securities Act and also including any other registration statement filed with the Commission pursuant to Rule 462(b) and Rule 429 under the Securities Act, is herein called the "Registration Statement," and the final form of prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as amended or supplemented from time to time (including by any prospectus supplement thereto), is herein called the "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. To the extent that the amount of shares of Common Stock registered under the Registration Statement is otherwise depleted and is at any time insufficient to complete the sales of the Shares as contemplated by this Agreement, the Company shall file a new registration statement with respect to any additional shares of Common Stock necessary to complete such sales of the Shares and shall cause such registration statement to become effective. After the effectiveness of any such registration statement, all references to "Registration Statement" included in this Agreement shall be deemed to include such new registration statement and all references to "Prospectus" included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement, as amended or supplemented from time to time (including by any prospectus supplement thereto). For purposes of this Agreement, all references to the Registration Statement or the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), and such copy shall be identical in content to any Prospectus delivered to the Agent for use in connection with the offering of the Shares.

         Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Agent that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and has been declared effective under the Securities Act. The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use or effectiveness of the Registration Statement, or threatening or instituting proceedings for that purpose. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement and the Prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the Registration Statement and of each amendment thereto) have been delivered to the Agent and its counsel. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Securities Act. As of the close of business on May 10, 2005, securities in the amount of $750,000,000 were available for issuance pursuant to the Registration Statement, which permits their sale in the manner contemplated by this Agreement.

         (b) Each part of the Registration Statement, when such part became or becomes effective or was or is filed with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Trade Date (as defined herein), conformed or will conform in all material respects with the requirements of the Securities Act. Each part of the Registration Statement, when such part became or becomes effective or was or is filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Trade Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information relating to the Agent that was furnished in writing to the Company by the Agent, specifically for inclusion in the Registration Statement, the Prospectus or any amendment or supplement thereto.

         (c) The documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

         (d) The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and the Prospectus fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, stockholders' equity and cash flows for the periods therein specified are in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. Any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Securities Act.

         (e) Any prospectus delivered to the Agent for use in connection with the offering of Shares pursuant to this Agreement will be identical to the version of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

         (f) The Company has been duly formed and incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, assets, properties, prospects, financial condition or results of operation of the Company taken as a whole (a "Material Adverse Effect"), and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Prospectus and to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and the Company is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions.

         (g) The Company has no "significant subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) and does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, except for Fixed Income Discount Advisory Company ("FIDAC"). Complete and correct copies of the articles of incorporation and of the bylaws of the Company and all amendments thereto have been delivered to the Agent and, except as set forth in the exhibits to, or incorporated by reference into, the Registration Statement, no changes therein will be made subsequent to the date hereof and the final Filing Date (as defined herein) under this Agreement.

         (h) The Company is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), (i) its charter or bylaws or (ii) any obligation, agreement, covenant or condition contained in any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company is a party or by which it or any of its assets or properties may be bound or affected, the effect of which breach or default under clause (ii) could have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), (i) any provision of the charter or bylaws of the Company, (ii) any provision of any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or affected, the effect of which could have a Material Adverse Effect, or (iii) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company.

         (i) The Company has the authorized capitalization described in the Prospectus. All of the issued and outstanding shares of capital stock, including the Common Stock of the Company, have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

         (j) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of
Section 6 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

         (k) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus and such description conforms to the rights set forth in the instruments defining the same. The certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders.

         (l) The Shares have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and will be registered pursuant to Section 12 of the Exchange Act.

         (m) No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than (i) registration of the Shares under the Securities Act, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares will be sold by the Agent, or (iii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange (the "NYSE").

         (n) No person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a "Person"), has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock or other securities of the Company upon the issue and sale of the Shares through the Agent, as sales agent, hereunder, nor does any Person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase or subscribe for any of the Shares or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell any of, the Shares or any options, rights or convertible securities or obligations, other than those that have been expressly waived prior to the date hereof.

         (o) Deloitte & Touche LLP (the "Accountants"), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Registration Statement and the Prospectus, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act.

         (p) The Company has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, authorizations, consents and approvals from other Persons, in order to conduct its business as described in the Prospectus, except as such as could not have a Material Adverse Effect. The Company is not required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus. The Company is not in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, the effect of which could have a Material Adverse Effect.

         (q) The descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. All agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

         (r) There are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its officers or directors is a party or of which any of its properties or other assets is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect.

         (s) During the period of at least the last 24 calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Registration Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. As of the date of this Agreement and on each Filing Date, the aggregate market value of the Company's voting stock held by nonaffiliates of the Company was or will be equal to or greater than $150 million.

         (t) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement or the Prospectus, or the results of operations, condition (financial or otherwise), net worth, business or operations of the Company taken as a whole,
(ii) any transaction which is material to the Company, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company taken as a whole, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company, or (v) except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. The Company has no material contingent obligation which is not disclosed in the Registration Statement or the Prospectus.

         (u) There are no Persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the
Registration Statement or otherwise registered by the Company under the Securities Act, except with respect to shares which have been or may be issued in connection with the Company's acquisition of FIDAC.

         (v) The Company (i) does not have any issued or outstanding preferred stock (other than 7,412,500 shares of 7.875% Series A Cumulative Redeemable Preferred Stock) or (ii) has not defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults would have a Material Adverse Effect on the financial position of the Company. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults would have a Material Adverse Effect on the financial position of the Company.

         (w) Each of the Company and its officers, directors and controlling Persons has not, directly or indirectly, taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale of the Shares, since the filing of the Registration Statement (except pursuant to the Company's dividend reinvestment and share purchase plan (the "DRSPP") or as may otherwise be contemplated by this Agreement) (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

         (x) The Shares have been approved for listing on the NYSE, subject to official notice of issuance.

         (y) Neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of the National Association of Securities Dealers ("NASD")) any member firm of the NASD.

         (z) The Company has not relied upon the Agent or legal counsel for the Agent for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

         (aa) Any certificate signed by any officer of the Company delivered to the Agent or to counsel for the Agent pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby.

         (bb) As of the date of this Agreement, the investment portfolio of the Company (i) consists entirely of (a) mortgage-backed securities guaranteed, as to payments of principal and interest, by either the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Government National Mortgage Association and (b) Federal Home Loan Bank, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association debentures and
(ii) all of such mortgage-backed securities are REIT (as defined below) eligible assets. As of the date of this Agreement, the Company has no plan or intention to materially alter (i) its capital investment policy or (ii) except in accordance with its capital investment policy, the percentage of its investment portfolio that is invested in (a) mortgage-backed securities which are guaranteed, as to payments of principal and interest, by either the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Government National Mortgage Association and (b) Federal Home Loan Bank, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association debentures. The Company has good and marketable title to all of the properties and assets owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects (except for any security interest, lien, encumbrance or claim that may otherwise exist under any applicable repurchase agreement), except such as do not have a Material Adverse Effect and do not interfere with the use made or proposed to be made of such property or asset by the Company, and except as described in or contemplated by the Prospectus. The Company owns no real property. Any real property and buildings held under lease by the Company are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

         (cc) The Company has filed all federal, state and foreign income and franchise tax returns required to be filed on or prior to the date hereof and has paid taxes shown as due thereon (or that are otherwise due and payable), other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. The Company has no knowledge, after due inquiry, of any tax deficiency which has been asserted or threatened against the Company. To the knowledge of the Company, there are no tax returns of the Company that are currently being audited by federal, state or local taxing authorities or agencies which would have a Material Adverse Effect.

         (dd) The Company owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively, "Intangibles") necessary to entitle the Company to conduct its business as described in the Prospectus, and the Company has not received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect.

         (ee) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ff) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

         (gg) The Company is not in violation, and has not received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company. The Company has received all permits, licenses or other approvals required of it under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, singly or in the aggregate, have a Material Adverse Effect.

         (hh) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Agent pursuant to this Agreement.

         (ii) There are no existing or threatened labor disputes with the employees of the Company which are likely to have, individually or in the aggregate, a Material Adverse Effect.

         (jj) Neither the Company nor, to the knowledge of the Company, any employee or agent of the Company, has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers and stockholders of the Company, on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described.

         (kk) The Company, since its date of inception, has been, and upon the sale of the Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a "real estate investment trust" (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for all taxable years commencing with its taxable year ended December 31, 1997. The proposed method of operation of the Company as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

         (ll) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (mm) In connection with the equity shelf program established by this Agreement, the Company has not offered and will not offer shares of Common Stock or any other securities convertible into or exchangeable for shares of Common Stock in a manner in violation of the Securities Act.

         (nn) The Common Stock is an "actively-traded security" excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

         (oo) The Company has not entered into any other sales agency agreements or other similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement.

         (pp) The Company is in compliance with all presently applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

         Section 3. SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Agent, as sales agent, and the Agent agrees to use its reasonable efforts to sell as sales agent for the Company, the Shares.

         The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on any day that is a trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time). The Company will designate the maximum amount of Shares to be sold by the Agent daily as reasonably agreed to by the Agent and in any event not in excess of the amount available for issuance under the currently effective Registration Statement. Subject to the terms and conditions hereof, the Agent shall use its reasonable efforts to sell all of the Shares so designated by the Company.

         Notwithstanding the foregoing, the Company may instruct the Agent by telephone (confirmed promptly by telecopy) not to sell Shares if such sales cannot be effected at or above the price designated by the Company in any such instruction. Furthermore, the Company shall not authorize the issuance and sale of, and the Agent shall not be obligated to use its reasonable efforts to sell, any Shares at a price lower than the minimum price therefor designated from time to time by the Company's board of directors and notified to the Agent in writing. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy), suspend the offering of the Shares; provided, however, that such suspension or termination shall not affect or impair the parties' respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. Under no circumstances shall the number of Shares sold pursuant to this Agreement exceed the number set forth in Section 1 or the number of shares of Common Stock available for issuance under the currently effective Registration Statement.

         If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other party and sales of Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. The Agent shall calculate on a weekly basis the average daily trading volume (as defined by Rule 100 of Regulation M under the Exchange Act) of the Common Stock.

         The Agent hereby covenants and agrees not to make any sales of Shares on behalf of the Company other than by means of ordinary brokers' transactions between members of the NYSE that qualify for delivery of a Prospectus to the NYSE in accordance with Rule 153 under the Securities Act.

         The gross sales price of any Shares sold under this Agreement shall be the market price for shares of the Company's Common Stock sold by the Agent under this Agreement on the NYSE at the time of such sale. The compensation payable to the Agent for sales of Shares shall be equal to 2.50% of the gross sales price of the Shares sold pursuant to this Agreement. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the "Net Proceeds").

         The Agent shall provide written confirmation to the Company following the close of trading on the NYSE each day in which Shares are sold under this Agreement setting forth the amount of Shares sold on such day, the Net Proceeds to the Company and the compensation payable by the Company to the Agent with respect to such sales.

         Settlement for sales of Shares will occur on the third business day following the date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a "Settlement Date"). On each Settlement Date, the Shares sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by free delivery of Shares to the Agent's account at The Depository Trust Company in return for payments by the Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Shares on any Settlement Date, the Company shall (i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Agent any commission to which it would otherwise be entitled absent such default. If the Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Settlement Date for Shares delivered by the Company, the Agent will pay the Company interest based on the effective overnight federal funds rate.

         On each date of execution of any sale order (a "Trade Date") and each Filing Date, the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement. The Company covenants and agrees with the Agent that on or prior to the second business day after any date on which the Company shall file an annual report on Form 10-K or quarterly report on Form 10-Q in respect of any quarter in which sales of Shares were made by the Agent under this Agreement (each such date, a "Filing Date"), the Company will (i) affirm in writing each representation, warranty, covenant and other agreement contained in this Agreement, (ii) file a prospectus supplement to the Prospectus included as part of the Registration Statement with the Commission under the applicable paragraph of Rule 424(b) of the Securities Act, which prospectus supplement will set forth, with regard to such quarter, the number of Shares sold through the Agent under this Agreement, the Net Proceeds received by the Company and the compensation paid by the Company to the Agent with respect to sales of Shares pursuant to this Agreement and (iii) deliver such number of copies of each such prospectus supplement to the NYSE as are required by such exchange. Any obligation of the Agent to use its reasonable efforts to sell the Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company, and the performance by the Company of its obligations, set forth in this Agreement and to the continuing satisfaction of the additional conditions specified in Sections 4 and 5 of this Agreement.

         Section 4. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees with the Agent that:

         (a) During the period in which a Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will notify the Agent promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed. The Company will prepare and file with the Commission, promptly upon the Agent's request, any amendments or supplements to the Registration Statement or the Prospectus that, in the Agent's reasonable opinion, may be necessary or advisable in connection with the offering of the Shares by the Agent. The Company will not file any amendment or supplement to the Registration Statement or the Prospectus, during the period in which a Prospectus relating to the Shares is required to be delivered under the Securities Act, unless a copy thereof has been submitted to the Agent a reasonable period of time before filing with the Commission and the Agent has not reasonably objected thereto. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Shares and to advise the Agent of any such filing. During the period in which a Prospectus relating to the Shares is required to be delivered under the Securities

Act, the Company will furnish to the Agent at the time of filing thereof, a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or the Prospectus. During the period in which a Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the prescribed time period.

         (b) The Company will promptly advise the Agent of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information with respect thereto or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement by the Commission and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible. The Company will promptly advise the Agent of any proposal to amend or supplement the Registration Statement or Prospectus, including by filing any documents that would be incorporated therein by reference, and to file no such amendment or supplement to which the Agent shall object in writing.

         (c) The Company will make available to the Agent, as soon as practicable after the Registration Statement becomes effective and thereafter from time to time furnish to the Agent copies of the Prospectus (or the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Agent may reasonably request for the purposes contemplated by the Securities Act, which Prospectus and any amendments or supplements thereto furnished to the Agent will be materially identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T. For so long as this Agreement is in effect, the Company will prepare and file promptly such amendments or supplements to the Registration Statement and the Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Securities Act.

         (d) The Company will promptly notify the Agent to suspend the offering of Shares upon the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act which, in the reasonable judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated by reference therein, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time period, to prepare and furnish, at the Company's expense, to the Agent promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish the Agent with a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly to furnish, at the Company's expense, to the Agent, copies in such quantities and at such locations as the Agent may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented (i) will reflect such change, (ii) will not, in the light of the circumstances when it is so delivered, be misleading and (iii) will comply with applicable securities laws.

         (e) The Company will furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Agent may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares). The Company will promptly advise the Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (f) The Company will furnish to the Agent for a period of three years from the date of final Filing Date (i) copies of any reports or other communications which the Company shall send directly to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission,
(iii) copies of any financial statements or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as the Agent may reasonably request regarding the Company, in each case as soon as such reports, communications, documents or information becomes available.

         (g) The Company will make generally available to its stockholders as soon as practicable, and in the manner contemplated by Rule 158 of the Securities Act but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which a prospectus supplement is filed pursuant to Rule 424(b) under the Securities Act that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder and will advise the Agent in writing when such statement has been made available.

         (h) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all of its costs, expenses, fees and taxes incident to the performance of its obligations hereunder, including, but not limited to, such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, each prospectus supplement filed by the Company in connection with the offering and sale of Shares by the Agent under this Agreement and any amendments or supplements thereto and the printing and furnishing of copies of each thereof to the Agent (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any power of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Agent (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Agent) and the printing and furnishing of copies of any blue sky surveys to the Agent, (v) the listing of the Shares on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, (vii) the reasonable fees and disbursements of the Company's counsel and accountants, and (viii) the performance of the Company's other obligations hereunder. The Agent will pay its own out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel, reproduction, printing and similar expenses as well as the fees and disbursements of its legal counsel, and will reimburse the Company for certain expenses incurred in connection with the offer and sale of the Shares.

         (i) The Company will apply the net proceeds from the sale of the Shares in the manner set forth in the Prospectus.

         (j) The Company will not sell, offer or agree to sell, contract to sell, pledge, register, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of capital stock or securities convertible into or exchangeable, exercisable or redeemable for capital stock or warrants or other rights to purchase capital stock, except (i) for the registration of the Shares and the sales of Shares through the Agent pursuant to this Agreement,
(ii) for sales of shares through the DRSPP, (iii) for options granted pursuant to employee benefit plans and for shares of Common Stock issuable upon the exercise of such outstanding options during the period from the date of this Agreement through the final Filing Date for the sale of Shares hereunder, (iv) the grant of awards pursuant to the Company's Long-Term Stock Incentive Plan and
(v) for the registration of shares issued, and the issuance and registration of shares in connection with its acquisition of FIDAC, without (a) giving the Agent at least three business days' prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (b) the Agent suspending activity under this program for such period of time as requested by the Company.

         (k) At any time during the term of this Agreement, as supplemented from time to time, the Company will advise the Agent immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter or other document provided to the Agent pursuant to Section 5 of this Agreement.

         (l) Upon commencement of the offering of Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement to the Prospectus included as part of the Registration Statement filed pursuant to Rule 424(b) under the Securities Act that contains solely the information set forth in the final paragraph of Section 3 of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a current report on Form 8-K, unless the Agent shall otherwise reasonably request) or (iii) as otherwise may be required in Section 5(e) hereof, the Company will furnish or cause to be furnished forthwith to the Agent a certificate dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 5(e) of this Agreement which were last furnished to the Agent are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(e), but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such certificate.

In addition, upon commencement of the offering of Shares under this Agreement, the Company will furnish or cause to be furnished promptly to the Agent a certificate of two of its executive officers in a form satisfactory to the Agent stating the minimum price designated from time to time by the Company's board of directors for the sale of Shares pursuant to this Agreement or, in connection with any amendment, revision or modification of such minimum price, a new certificate with respect thereto.

         (m) Upon commencement of the offering of Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement to the Prospectus included as part of the Registration Statement filed pursuant to Rule 424(b) under the Securities Act that contains solely the information set forth in the final paragraph of Section 3 of this Agreement or relating solely to the offering of securities other than the Shares) or (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a current report on Form 8-K, unless the Agent shall otherwise reasonably request), the Company will furnish or cause to be furnished forthwith to the Agent and to counsel to the Agent written opinions of McKee Nelson LLP, external counsel to the Company ("External Company Counsel"), and R. Nicholas Singh, General Counsel of the Company ("Internal Company Counsel"), or other counsel satisfactory to the Agent, dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in form and substance satisfactory to the Agent and its counsel, of the same tenor as the opinions referred to in Section 5(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such opinion.

         (n) Upon commencement of the offering of Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional amended financial information or
(ii) there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional amended financial information (other than a current report on Form 8-K, unless the Agent shall otherwise reasonably request), the Company will cause the Accountants, or other independent accountants satisfactory to the Agent, to furnish within 5 business days thereafter to the Agent a letter, dated the date of effectiveness of such amendment or the date of filing of such supplement or other document with the Commission, as the case may be, in form satisfactory to the Agent and its counsel, of the same tenor as the letter referred to in Section 5(d) hereof, but modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the date of such letter.

         (o) The Company consents to the Agent trading in the Company's Common Stock for the Agent's own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement.

         (p) For three years from the date of this Agreement, the Company will furnish to its stockholders within 120 days after the end of each fiscal year, for so long as the Company shall not be required to file annual and periodic reports with the Commission under the Exchange Act, audited financial statements (including a balance sheet and statements of income, stockholders' equity and of cash flow of the Company for such fiscal year), accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants.

         (q) If to the  knowledge of the  Company,  any  condition  set forth in
Section 5(a) or 5(f) hereof shall not have been satisfied on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase Shares from the Company as the result of an offer to purchase solicited by the Agent the right to refuse to purchase and pay for such Shares.

         (r) The Company will disclose in its annual reports on Form 10-K and quarterly reports on Form 10-Q, as applicable, the number of Shares sold through the Agent under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of Shares pursuant to this Agreement during the relevant quarter.

         (s) The Company will use its best efforts to cause the Shares to be listed on the NYSE and to maintain such listing and to file with the NYSE all documents and notices required by the New York Stock Exchange of companies that have securities that are listed on the NYSE.

         (t) The Company will engage and maintain, at its expense, a registrar and transfer agent for the Shares.

         (u) The Company will not (i) take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay any Person (other than as contemplated by the provisions of this Agreement) any compensation for soliciting purchases of the Shares, or (iii) pay or agree to pay to any Person any compensation for soliciting any order to purchase any other securities of the Company other than as contemplated by the provisions of this Agreement.

         (v) The Company will not invest in futures contracts, options on futures contracts or options on commodities unless the Company is exempt from the registration requirements of the Commodity Exchange Act, as amended, or otherwise complies with the Commodity Exchange Act, as amended. In addition, the Company will not engage in any activities which might be subject to the Commodity Exchange Act, as amended, unless such activities are exempt from that Act or otherwise comply with that Act or with an applicable no-action letter to the Company from the Commodities Futures Trading Commission.

         (w) The Company will comply with all of the provisions of any undertakings in the Registration Statement.

         (x) The Company has been organized and operated in conformity with the requirements for qualification and taxation of the Company as a REIT under the Code, and the Company's proposed methods of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent taxable years.

         (y) The Company will not be or become, at any time prior to the expiration of three years after the final Filing Date under this Agreement, an "investment company," as such term is defined in the Investment Company Act.

         (z) The Company has retained the Accountants as its qualified accountants and qualified tax experts (i) to test procedures and conduct annual compliance reviews designed to determine compliance with the REIT provisions of the Code and the Company's exempt status under the Investment Company Act and
(ii) to otherwise assist the Company in monitoring appropriate accounting systems and procedures designed to determine compliance with the REIT provisions of the Code and the Company's exempt status under the Investment Company Act.

         Section 5. CONDITIONS OF AGENT'S OBLIGATIONS. The obligations of the Agent hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof, any applicable date referred to in Section 4(l) and as of each Settlement Date, (ii) the performance by the Company of its obligations hereunder and (iii) the following additional conditions precedent:

         (a) (i) No stop order with respect to the effectiveness of any one of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act and no order directed at any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company or the Agent of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (b) No material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition, net worth or prospects of the Company shall occur or become known and no transaction which is material and unfavorable to the Company shall have been entered into by the Company.

         (c) The Company shall furnish or cause to be furnished to the Agent, on every date specified in Section 4(m) hereof, opinions of External Company Counsel and Internal Company Counsel, in each case addressed to the Agent, and dated as of such date, and in form satisfactory to the Agent and its counsel, substantially in the form of EXHIBIT A and EXHIBIT B, respectively, attached hereto.

         (d) At the dates specified in Section 4(n) hereof, the Agent shall have received from the Accountants letters dated the date of delivery thereof and addressed to the Agent in form and substance satisfactory to the Agent and its counsel.

         (e) The Company will deliver to the Agent a certificate, prior to the next business day following each Filing Date (each, a "Certificate Date"), of two of its executive officers to the effect that (i) the representations and warranties of the Company as set forth in this Agreement are true and correct as of the Certificate Date, (ii) the Company has performed or shall perform such of its obligations under this Agreement as are to be performed at or before each such Certificate Date, and (iii) the conditions set forth in paragraphs (a) and
(b) of this Section 5 have been met.

         In addition, on each Certificate Date, the certificate shall also state that the Shares sold during the period to which the certificate relates have been duly and validly authorized by the

Company  and  that  all   corporate   action   required  to  be  taken  for  the
authorization, issuance and sale of the Shares on that date has been validly and sufficiently taken.

         (f) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

         (g) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.

         (h) The Company shall have furnished to the Agent such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Settlement Date as the Agent may reasonably request.

         (i) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the terms and arrangements under this Agreement.

         (j) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed to which the Agent objects in writing.

(k) Between the time of execution of this Agreement and the time of sale of Shares through the Agent, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i)
         any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act.

         Section 6. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify, defend and hold harmless the Agent, its partners, directors and officers, and any Person who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing Persons from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation) which, jointly and severally, the Agent or any such Person may incur under the Securities Act, the Exchange Act, federal or state statutory law or regulation, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission, (ii) any omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Agent in connection with, or relating in any manner to, the Shares or the sale of Shares contemplated hereby, and which is included as part of or referred to in any loss, damage, expense, liability, claim or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, damage, expense, liability, claim or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Agent through its gross negligence or willful misconduct), except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Agent to the Company expressly for use with reference to the Agent in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

         If any action, suit or proceeding (together, a "Proceeding") is brought against the Agent or any such Person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Agent or such Person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to the Agent or any such Person or otherwise. The Agent or such Person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Agent or such Person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Agent and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Company to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Company agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company of the aforesaid request, (ii) the Company shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
(iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. The Company shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or may be a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such

Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (b) The Agent agrees to indemnify, defend and hold harmless the Company, any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director of the Company and each officer of the Company who signed the Registration Statement from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation) which, jointly or severally, the Company or any such Person may incur under the Securities Act, the Exchange Act, federal or state statutory law or regulation, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any (i) untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Agent to the Company expressly for use with reference to the Agent in, the Registration Statement (or in the Registration Statement as amended by or on behalf of any post-effective amendment thereof by the Company) or in a Prospectus, or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or (ii) omission or alleged omission to state in any such document a material fact in connection with such written information required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading.

         If any Proceeding is brought against the Company or any such Person in respect of which indemnity may be sought against the Agent pursuant to the foregoing paragraph, the Company or such Person shall promptly notify the Agent in writing of the institution of such Proceeding and the Agent shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Agent shall not relieve the Agent from any liability which the Agent may have to the Company or any such Person or otherwise. The Company or such Person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such Person unless the employment of such counsel shall have been authorized in writing by the Agent in connection with the defense of such Proceeding or the Agent shall not have employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Agent (in which case the Agent shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Agent may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Agent), in any of which events such fees and expenses shall be borne by the Agent and paid as incurred (it being understood, however, that the Agent shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Agent shall not be liable for any settlement of any such Proceeding effected without the written consent of the Agent, but if settled with the written consent of the Agent, the Agent agrees to indemnify and hold harmless the Company and any such Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Agent to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Agent agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Agent of the aforesaid request, (ii) the Agent shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the Agent at least 30 days' prior notice of its intention to settle. The Agent shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

         (c) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a) and/or (b) of this
Section 6 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then in order to provide just and equitable contribution in such circumstance, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other hand from the offering of the Shares or (ii) if, but only if, the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Agent on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other shall be deemed to be in the same respective proportion as the total net proceeds from the offering (net of commissions but before deducting expenses) received by the Company and the total compensation (before deducting expenses) received by the Agent from the sale of Shares on behalf of the Company. The relative fault of the Company on the one hand and of the Agent on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any claim or Proceeding.

         (d) The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 6, the Agent shall not be liable or responsible for, or be required to contribute, any amount pursuant to this
Section 6 in excess of the amount of the commissions applicable to the Shares sold by the Agent. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 6 and the covenants, warranties, representations and agreements of the Company contained in this Agreement or in any certificates delivered pursuant to this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Agent, its directors and officers or any Person (including each partner, officer or director of such Person) who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and the Agent agree promptly to notify each other upon the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

         Section 7. TERMINATION.

         (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if Shares have been sold through the Agent for the Company, then Sections 4(g) and (p) shall remain in full force and effect notwithstanding such termination, (ii) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and (iii) the provisions of Section 4(h) and
Section 6 of this Agreement shall remain in full force and effect notwithstanding such termination.

         (b) The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(h) and Section 6 of this Agreement shall remain in full force and effect notwithstanding such termination.

         (c) This Agreement shall remain in full force and effect unless terminated pursuant to Section 7(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 4(h) and Section 6 of this Agreement shall remain in full force and effect.

         (d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of the second to last paragraph of
Section 3 hereof.

         Section 8. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Agent, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department, Fax No. (212) 821-6186, with a copy for information purposes to UBS Securities LLC, 677 Washington Blvd., Stamford, CT 06901, Attention: Legal and Compliance Department, Fax No.

(203) 719-0680; if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 1211 Avenue of the Americas, Suite 2902, New York, New York 10036, Attention: Michael A.J. Farrell, Fax No. (212) 696-9809. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

         Section 9. PARTIES. The Agreement herein set forth has been and is made solely for the benefit of the Agent and the Company and to the extent provided in Section 6 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Agent) shall acquire or have any right under or by virtue of this Agreement.

         Section 10. ADJUSTMENTS FOR STOCK SPLITS. The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

         Section 11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

         Section 12. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         Section 13. GOVERNING LAW. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to contracts entered into and to be performed within such state without regard to conflicts of law principles.

         Section 14. HEADINGS. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         Section 15. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the non exclusive jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Agent or any indemnified party. Each of the Agent and the Company (in the case of the Company on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contracts, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final, non-appealable judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

         Section 16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Agent and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Agent's respective businesses and/or assets.

         Section 17. MISCELLANEOUS. The Agent, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because the Agent is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by the Agent are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

         A lending affiliate of the Agent may have lending relationships with issuers of securities underwritten or privately placed by the Agent. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by the Agent will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of the Agent.

         If the foregoing correctly sets forth the understanding between the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Agent. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Agent may be evidenced by an exchange of telegraphic or other written communications.

                                             Very truly yours,


                                             ANNALY MORTGAGE MANAGEMENT, INC.



                                             By:  /s/ Michael A.J. Farrell
                                                  ------------------------------
                                                  Name:  Michael A.J. Farrell
                                                  Title: President



ACCEPTED as of the date
first above written

UBS SECURITIES LLC



By:  /s/ Halle Bennet
     ------------------------------
     Name:  Halle Benett
     Title: Managing Director


UBS SECURITIES LLC



By:  /s/ Sonny Badiga
     ------------------------------
     Name:  Sonny Badiga
     Title: Director

                                    EXHIBIT A

         (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Maryland. The Company is authorized to do business and in good standing as a foreign corporation in the State of New York.

         (ii) The Company has the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under or as contemplated by the Sales Agency Agreement.

         (iii) The Sales Agency Agreement has been duly authorized, executed and delivered by the Company.

         (iv) The Shares have been duly authorized by the Company for issuance and sale through the Agent pursuant to the Sales Agency Agreement and, when issued and delivered by the Company pursuant to the Sales Agency Agreement against payment of the consideration set forth therein, the Shares will be validly issued, fully paid and non-assessable, and no holder of the Shares is or will be subject to personal liability, under the General Corporation Law of the State of Maryland (the "MGCL") or the charter or by-laws of the Company, by reason of being a holder of such Shares.

         (v) Based solely on our review of the charter of the Company and its corporate record book as provided to us by the Company, the Company has an authorized capitalization described under the caption "Description of Common Stock and Preferred Stock" in the Prospectus. The Shares, when issued and outstanding, will conform in all material respects with the description thereof contained in the Prospectus.

         (vi) All issued and outstanding shares of capital stock of the Company are validly issued, fully paid, and non-assessable, and conform in all material respects with the description thereof contained in the Prospectus.

         (vii) The issuance of the Shares is not subject to preemptive or other similar rights of any stockholder of the Company arising by operation of the MGCL or under the charter or by-laws of the Company, or, to our knowledge, any contractual preemptive rights, resale rights, rights of first refusal or similar rights. To our knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into, exercisable for, or exchangeable for shares of capital stock of the Company. To our knowledge, no holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statement.

         (viii) The information in the Prospectus under the caption "Description of Stock," to the extent that it constitutes a summary of legal matters under the MGCL or of provisions of the Company's charter or by-laws, has been reviewed by us and is correct in all material respects.

         (ix) The Registration Statement and the Prospectus (in each case other than (a) the financial statements and supporting schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which we express no opinion and (b) except as expressed in our opinion in paragraph (x) below, the documents incorporated therein), as of their respective effective dates, as the case may be, each complied, and as of the date hereof each comply, as to form in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations").

         (x) The Incorporated Documents (other than the financial statements and supporting schedules and other financial data included therein, as to which we express no opinion), when they were filed with the Commission (or, if later, upon filing of an amendment thereto) complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission under the 1934 Act.

         (xi) The Registration Statement has been declared effective under the 1933 Act. The Prospectus has been filed pursuant to Rule 424(b) of the 1933 Act Regulations in the manner and within the time period required by Rule 424(b). To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (xii) To our knowledge, no consent, approval, authorization, or other order of any federal regulatory body, federal administrative agency or other federal governmental body of the United States of America or any state regulatory body, state administrative agency or other state governmental body of the State of Maryland is required under any Applicable Laws for the issuance and sale of the Shares to the Agent as contemplated by the Sales Agency Agreement or the public offering of the Shares as contemplated by the Prospectus, except for the filing of the Registration Statement and the Prospectus with the Commission and the Registration Statement being declared effective by the Commission.

         (xiii) The issuance and sale of the Shares to the Agent as contemplated by the Sales Agency Agreement and consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under: (a) any indenture, mortgage, deed of trust, lease, repurchase agreement or other agreement, known to us, to which the Company is a party or is bound, except for such violations, conflicts, breaches, defaults, liens, charges, or encumbrances that would not result in a Material Adverse Effect; (b) the charter or bylaws of the Company; (c) any Applicable Laws; (d) the Investment Company Act of 1940, as amended (the "1940 Act"); or (e) any judgment, decree, order, rule, or regulation, known to us, of any court, other governmental authority, or arbitrator having jurisdiction over the Company, except for such violations, conflicts, breaches, defaults, liens, charges, or encumbrances that would not result in a Material Adverse Effect.

         (xiv) We confirm that, to our knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement or Prospectus but are not so disclosed.

         (xv) The Company is not, and the transactions contemplated by the Sales Agency Agreement will not cause the Company to become, an "investment company" or an entity "controlled" by an "investment company" under the 1940 Act.

         (xvi) For all taxable years commencing with the taxable year ended December 31, 1997, the Company has been, and upon the sale of Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a "real estate investment trust" (a "REIT") under
Section 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company's proposed method of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The disclosure contained in the Prospectus under the caption "Federal Income Tax Considerations," to the extent such information constitutes a summary of the United States federal income tax laws referred to therein, is accurate in all material respects and fairly summarizes the federal income tax laws referred to therein.

         (xvii) To our knowledge, the Company's Common Stock is an "actively traded security" excepted from the requirements of Rule 101 of Regulation M by subsection (c)(1) of such rule.

In acting as counsel to the Company, we have participated in conferences with officers and other representatives of the Company, the independent public accountants for the Company, and your representatives, at which conferences the contents of the Registration Statements and the Prospectus, and related matters were discussed. . Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Prospectus, or the Incorporated Documents and have made no independent check or verification thereof (except as set forth in paragraphs (viii) and (xvi) above), nothing has come to our attention which has led us to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus Supplement, as of its date or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that we express no belief and make no statement with respect to financial statements and schedules and other financial or statistical data included or incorporated by reference in or omitted from the Registration Statement, the Prospectus, or the Incorporated Documents.

                                    EXHIBIT B

Based  on  the  foregoing,  and  subject  to  the  limitations,  qualifications, exceptions, and assumptions set forth herein, I am of the opinion that the Company is not in violation of its charter or by-laws, and, to my knowledge, no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant, or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, repurchase agreement, other agreement, or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, except, in each case above, for such violations, conflicts, breaches, defaults, liens, charges, or encumbrances that would not result in a Material Adverse Effect.